UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2025 (February 20, 2025)

Global Technologies, LTD

(Exact name of registrant as specified in its charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Dr., Suite 105, Parsippany,	NJ 07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 233-5151

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 20, 2025, the Company filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission under Item 7.01 to report that the Company had issued a press release announcing its financial results for the quarter ended on December 31, 2024 with a highlight on major accomplishments and future strategic plans for the company. In the press release, the Company’s Chief Executive Officer’s email address was incorrectly listed as w.flippen@globaltechnologiesltd.com. The correct and updated email address is w.flippen@globaltechnologiesltd.info.

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to correct the email address for the Company’s Chief Executive Officer. No other amendments to the Original Report are being made by this Amendment. This Amendment should be read in connection with the Original Report.

Item 7.01 Regulation FD Disclosure

On February 20, 2025, the Company issued a press release announcing its financial results for the quarter ended on December 31, 2024 with highlights on major accomplishments and future strategic plans for the company. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Security Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Date February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: February 24, 2025	By:	/s/ H. Wyatt Flippen
	Name:	H. Wyatt Flippen
	Title:	Chief Executive Officer